SUNAMERICA SENIOR FLOATING RATE FUND, INC.

                Supplement to the Prospectus dated April 29, 2003


         Under the heading "PORTFOLIO MANAGEMENT" on page 21 of the Prospectus, the paragraph is replaced with the following:

                  Investment decisions for the Fund are made by a team headed by Christopher E. Jansen, since 2001, and Christopher A. Pucillo, beginning in 2003. Prior to co-founding Stanfield in February 1998, Mr. Jansen was with Chancellor Senior Secured Management, Inc. (now INVESCO Senior Secured Management, Inc.) from 1990 to February 1998, where he was a senior bank loan portfolio manager and credit analyst. Prior to joining Stanfield, Mr. Pucillo, who also oversees Stanfield's trading, was employed by Morgan Stanley from 1996 until 2000, where he was instrumental in launching its leveraged loan effort and acted as head of the high yield loan trading desk.


Dated: June 16, 2003





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                   SUNAMERICA SENIOR FLOATING RATE FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

   Supplement to the Statement of Additional Information dated April 29, 2003.

                  Under the section entitled "PORTFOLIO TRANSACTIONS" - the following section should be inserted in its entirety after the last full paragraph on page B-17 of the Statement of Additional Information:

                  Stanfield manages accounts and performs investment management for others and may continue to do so in the future, including for other investment funds similar in nature to the Fund and for managed accounts. Also, Stanfield and/or its affiliates and/or employees or their respective clients or funds under their management ("Advisory Affiliates") may from time to time, have an interest, recommended or which is purchased, sold or otherwise traded for the Fund. In addition, an Advisory Affiliate may be a counterparty to, or be a participant in, one or more derivative transactions or investments in which Stanfield enters into on behalf of the Fund. As a result, an Advisory Affiliate may sell or recommend the sale of a particular asset or other investment opportunity for certain accounts, including accounts in which it has an interest and it or others may buy or recommend the purchase of such asset or other investment opportunity for other accounts, including accounts in which it has an interest and, accordingly, transactions in particular accounts may not be consistent with transactions in other accounts or with Stanfield's investment recommendations. The making of such investments (in an initial or follow-on basis) may result in a direct or indirect benefit to the Advisory Affiliates. For example, Stanfield may recommend that the Fund sell an Asset or other investment opportunity, while not recommending such sale for other accounts. Where there is a limited supply of investments, Stanfield will use its reasonable efforts to allocate or rotate investment opportunities, but Stanfield cannot assure absolute equality among all accounts and clients.

                  From time to time, the Fund may buy (or sell) investments that are being sold (or bought) for other managed accounts. In addition, Advisory Affiliates may invest or have already invested in securities that are identical to or senior to or have interest different from or adverse to the Fund's assets. To the extent permitted by law, Stanfield is permitted to, but is not required to, bunch or aggregate orders for the Fund's account with orders for other accounts, although the effect of such aggregation may operate to the disadvantage of the Fund. Orders not bunched or aggregated will be entered at the market price prevailing at the time of the transaction. Accordingly, trades in the same investment entered at different times during the same trading day may experience different pricing.



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                  The Advisory  Affiliates may have ongoing  relationships  with the obligors of the Fund's assets or the counterparties of derivative transactions, may own their debt or equity securities. Stanfield or its affiliates may also provide advisory services, for a fee, to companies whose securities are part of the Fund's portfolio.

                  Stanfield and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of material, non-public information ("Information") concerning such company, or disclose such Information to any person not entitled to receive it. As a distressed or special situations investor, Stanfield may have access to Information. There may be certain cases where Stanfield, due to various activities on behalf of itself or its clients, including the Fund, may be restricted from effecting purchases and/or sales of assets on behalf of clients, including the Fund, resulting in limited liquidity for assets. This might be the case, for example, where Stanfield acquires confidential or material, non-public information concerning securities and obligors. Stanfield seeks to minimize those cases whenever possible, consistent with applicable law and their policies, but there can be no assurance that such efforts will be successful and that such restrictions will not occur. At times, Stanfield, in an effort to avoid restriction for the Fund or its other clients, may elect not to receive information that is in the possession of or is otherwise available to other market participants of the Fund's counterparties.

                  Stanfield and its affiliates may engage in other business ventures. In managing the operations of more than one entity, conflicts of interest may arise with respect to allocating time, personnel and other resources. The decision makers will devote such time to the affairs of the Fund as they, in their sole discretion, deem necessary, although Stanfield may have conflicts in allocating its time and services among the Fund and its other clients or investment vehicles.

                  From time to time, Stanfield may direct one client,  including the Fund, to sell investments to another client, including the Fund, subject to certain guidelines. If Stanfield engages in such transactions, it will receive no compensation in connection therewith and will seek to comply with applicable law.

                  Stanfield manages certain investments and assets through other investment vehicles, which may generally be managed together with the Fund. Such investments will be allocated in Stanfield's discretion in a manner deemed to be fair and equitable while seeking to construct well-diversified and fully invested portfolios, pursuant to a number of factors such as available cash, investment guidelines and applicable tax and regulatory considerations. This may result in disparate performance results across similarly managed accounts. As a result, where a limited investment opportunity would be appropriate for the Fund and also for one or more other accounts managed by Stanfield, Stanfield will use its discretion in allocating such



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         opportunities  and may allocate  less of such  opportunity  to the Fund than it would allocate if it did not manage other accounts. Stanfield has no affirmative obligation to offer any investment to the Fund or to inform the Fund of any investments before offering any investment to other accounts under its management.


Dated: June 16, 2003









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